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                                                                    EXHIBIT 10.2


                              ZILKHA ENERGY COMPANY
                         STAY-ON BONUS PROGRAM AMENDMENT


         WHEREAS, there is reserved to Zilkha Energy Company ("Corporation") in the Zilkha Energy Company Stay-On Bonus Program (the "Program") the right to amend the Program;

         WHEREAS, the Corporation desires to amend the Program in the manner hereafter set forth;

         NOW, THEREFORE, the Program is hereby amended as follows:

         1. Section A.3 is deleted in its entirety and the following is substituted therefor:

                  "Eligible Employee" means any individual who, on September 1, 1997, was an employee of the Company, excluding John B. Holmes, Jr., Joseph J. Romano, Michael Zilkha and John B. Juneau.

         Except as amended and modified hereby, the Program shall continue in full force and effect and the Program and this amendment shall be read, taken and construed as one and the same instrument.

         John B. Holmes, Jr., Joseph J. Romano, Michael Zilkha and John B. Juneau each execute this amendment for the purpose of acknowledging their consent to and understanding of the effect of this amendment.

         This amendment may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute but one and the same instrument which may be evidenced by any one counterpart.

         IN WITNESS WHEREOF, this amendment has been executed on this 20th day of November, 1997.

                                       ZILKHA ENERGY COMPANY


                                       /s/ SELIM K. ZILKHA
                                       ------------------------------------
                                       By:    Selim K. Zilkha
                                       Title: Chief Executive Officer
                                                and Sole Director
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                                       /s/ JOHN B. HOLMES, JR.
                                       ------------------------------------
                                       By:    John B. Holmes, Jr.



                                       /s/ JOSEPH  J. ROMANO
                                       ------------------------------------
                                       By:    Joseph  J. Romano



                                       /s/ MICHAEL ZILKHA
                                       ------------------------------------
                                       By:    Michael Zilkha



                                       /s/ JOHN B. JUNEAU
                                       ------------------------------------
                                       By:    John B. Juneau